UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2023

SYNLOGIC, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37566	26-1824804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Binney St. Suite 402
Cambridge, Massachusetts		02142
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 401-9975

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SYBX	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 9, 2023, in order to retain and motivate employees and other key contributors of Synlogic, Inc. (the “Company”), the Board of Directors of the Company (the “Board”) approved a one-time stock option repricing (the “Option Repricing”).

Pursuant to the Option Repricing, the exercise price of each Relevant Option (defined below) was amended to reduce such exercise price to $1.85, the closing price per share of the Company’s Common Stock as reported on The Nasdaq Stock Market on November 10, 2023 (the “Effective Date”). “Relevant Options” are all outstanding eligible stock options (vested and unvested) granted under the Company’s 2015 Equity Incentive Award Plan and the Company’s 2017 Stock Incentive Plan as of the Effective Date, including (i) all stock options held by individuals employed by the Company on the Effective Date, including executive officers of the Company, and (ii) all stock options held by certain non-employee consultants who have received an equity grant and are engaged with the Company on an ongoing basis as of the Effective Date. Stock options held by the non-employee members of the Board will not be repriced in the Option Repricing. The Relevant Options include the following stock options held by our President and Chief Executive Officer, our Chief Financial Officer, and our Chief Operating Officer.

	Number of Shares	Weighted Average
	Underlying	Exercise Price of
	Relevant	Relevant Options
Name and Position	Options	($)
Aoife Brennan, MB, BCh, BAO, MMSc, President and Chief Executive Officer	147,214	51.78
Michael Jensen, Chief Financial Officer	35,330	19.78
Antoine Awad, Chief Operating Officer	52,693	30.30

The Company does not expect that the Option Repricing will have a material impact on its statement of operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 14, 2023	Synlogic, Inc.
	By:	/s/ Aoife Brennan
	Name: Title:	Aoife Brennan President and Chief Executive Officer